SEGMENTS, MAJOR CUSTOMERS AND GEOGRAPHIC INFORMATION - Reconciliation of Operating Income (loss) of Reportable Segments (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Operating loss
Total operating loss of reportable segments	$ (777)	$ (3,359)	$ (6,005)
Financial expenses, net	1,020	(663)	(1,751)
Income (loss) before income taxes	$ 243	$ (4,022)	$ (7,756)